UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2011

Altair Nanotechnologies Inc.
(Exact name of Registrant as specified in its charter)

Canada (State or Other Jurisdiction of Incorporation)	1-12497 (Commission File Number)	33-1084375 (I.R.S. Employer Identification No.)

204 Edison Way, Reno, NV, 89502
(Address of principal executive offices)

(775) 858-3750
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01  Changes in Registrant's Independent Registered Public Accounting Firm.

(a) On November 2, 2011, Altair Nanotechnologies (the "Company") dismissed Perry-Smith LLP ("Perry-Smith"), as its independent registered public account firm due to its acquisition by Crowe Horwath LLP (“Crowe”). The dismissal of Perry-Smith was approved by the Audit Committee of the Board of Directors of the Company.  None of the reports of Perry-Smith on the Company's financial statements for either of the Company's most recent two fiscal years or any subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the registrant's two most recent fiscal years and any subsequent interim through the date of the dismissal of Perry-Smith (i) there were no disagreements with Perry-Smith whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Perry-Smith' satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements, and (ii) Perry-Smith did not advise the Company that:  (A) the internal controls necessary for the Company to develop reliable financial statements do not exist; (B) information has come to the attention of Perry-Smith that led it to no longer be able to rely on management’s representations or that made it unwilling to be associated with the financial statements prepared by management; or (C) the scope of the audit needed to be expanded significantly or that information had come to Perry-Smith' attention that, if further investigated, may materially impact the fairness or reliability of previously issued audit reports or financial statements or that would materially impact the fairness and reliability of future audit reports or financial statements; or that would cause Perry-Smith to be unwilling to rely on management’s representations or be associated with the Company’s financial statements in the future.

The registrant has requested that Perry-Smith furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is furnished with this report as Exhibit 16.1.

b) On November 2, 2011, the Company approved the engagement of Crowe  as its independent public accounting firm.  The engagement of Crowe was approved by the Audit Committee of the Board of Directors of the Company.  During the two most recent fiscal years and the interim period preceding the engagement of Crowe, neither the Company nor anyone on behalf of the Company has consulted with Crowe regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither written nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 9.01 Exhibits.

d. Exhibits

Exhibit Number	Description
16	Letter to the Securities and Exchange Commission from Perry-Smith LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Date: November 4, 2011	By:	/s/ Stephen B. Huang
Stephen B. Huang CFO

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit(s)

16	Letter to the Securities and Exchange Commission from Perry-Smith LLP.